DELAWARE GROUP EQUITY FUNDS V

Delaware Small Cap Value Fund
(the "Fund")

Supplement to the Fund's Institutional Class Prospectus
dated March 30, 2005

The Fund intends to close to new investors after the earlier of March 27, 2006 or three (3) business days after the Fund reaches $810 million in assets. Existing shareholders of the Fund and certain eligible investors, as set forth below, may continue to purchase additional shares in existing or new accounts, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. Eligible investors include:

  Shareholders of the Fund as of the closing date;
  Qualified retirement plans (such as 401(k) plans, 403(b) plans or 457 plans). IRA transfers and rollovers from these plans may also be used to open new accounts; and
  Certain mutual funds or other investment products (including, but not limited to, 529 plans) for which the Fund's manager or an affiliate serves as investment adviser.

Please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account.

The Fund reserves the right to modify this policy at any time.

The following paragraph is added at the top of page 12 under "How to buy shares:"

Delaware Small Cap Value Fund is presently closed to new investors. Existing shareholders of the Fund, new and existing retirement plans and certain mutual funds or other investment products (including, but not limited to, 529 plans) for which the Fund's manager or an affiliate serves as investment advisor may continue to purchase shares.

This supplement is dated February 24, 2006.